Exhibit 10.1.4
EXECUTION VERSION
BORROWER JOINDER AND AFFIRMATION AGREEMENT
     THIS BORROWER JOINDER AND AFFIRMATION AGREEMENT (this “Agreement”), dated as of December 30, 2010, is by and between GREAT BEND PROPERTY, L.L.C., a Delaware limited liability company (“Great Bend”), ARMA YATES, L.L.C., a Delaware limited liability company (“Arma Yates”) and ORANGE ALF PROPERTY, L.L.C., a Delaware limited liability company (“Orange ALF”; together with Great Bend and Arma Yates, each an “Additional Borrower” and collectively, the “Additional Borrowers”), OCTOBER ASSOCIATES, L.L.C., a Delaware limited liability company (“October Borrower”), AVIV FINANCING I, L.L.C., a Delaware limited liability company (the “Parent Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors as assigns, the “Administrative Agent”), in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of September 17, 2010, by and among the Parent Borrower, certain Subsidiaries of the Parent Borrower (such Subsidiaries, together with Parent Borrower and each of the entities who become a party thereto by execution of a Borrower Joinder Agreement, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     The Credit Parties are required under the provisions of Section 6.13 of the Credit Agreement to cause the Additional Borrower to become a “Borrower”.
     October Borrower has acquired the real property located at a 506 South 7th Street, Carrizo Springs, Texas, which, as of the date hereof, will become a Real Property Asset.
     Accordingly, each Additional Borrower, the Parent Borrower and October Borrower each hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:
     1. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Credit Agreement and Notes and a “Borrower” for all purposes of the Credit Agreement and Notes, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and Notes. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each Additional Borrower hereby jointly and severally together with the other Borrowers, promises to pay and guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.
     2. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, each Additional Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, lien on, and, subject to the terms and conditions of the Security Agreement, a right of set off against any and all right, title and interest of each such Additional Borrower in and to the Collateral (as such term is defined in Section 1 of the Security Agreement). Each Additional Borrower hereby represents and warrants to the Administrative Agent that:
     (i) Such Additional Borrower’s legal name, state of formation, chief executive office and chief place of business are (and for the term of its existence have been) located at the locations set forth on Schedule 1 hereto and such Additional Borrower keeps its books and records at such locations.
     (ii) The type of Collateral owned by such Additional Borrower and the location of all Collateral owned by the Additional Borrower is as shown on Schedule 2 hereto.
     (iii) Such Additional Borrower’s legal name is as shown in this Agreement and such Additional Borrower has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 hereto.
     (iv) All Equity Interests in such Additional Borrower’s Subsidiaries and Instruments, Documents, or Tangible Chattel Paper that are required to be pledged and/or delivered to Administrative Agent pursuant to the Security Agreement are set forth on Schedule 4 attached hereto.
     (v) All Commercial Tort Claims (as defined in the Security Agreement) of such Additional Borrower are listed on Schedule 5 attached hereto.
     3. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to the Hazardous Materials Indemnity Agreement and an “Indemnitor” for all purposes of the Hazardous Materials Indemnity Agreement, and shall have all of the obligations of an Indemnitor thereunder as if it had executed the Hazardous Materials Indemnity Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Indemnitor contained in the Hazardous Materials Indemnity Agreement. Without limiting the generality of the foregoing terms of this paragraph 4, each Additional Borrower hereby jointly and severally together with the other Indemnitor, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the indemnification obligations and other covenants under the Hazardous Materials Indemnity Agreement strictly in accordance with the terms thereof.
     4. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to all of the other Credit Documents other than the mortgages not specifically enumerated herein to which Borrowers are a party (the “Other Credit Documents”) for all purposes of the Other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Other Credit Documents. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Other Credit Documents. Without limiting the generality of the foregoing terms of this paragraph 6, each Additional Borrower hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt performance of the obligations and covenants under the Other Credit Documents strictly in accordance with the terms thereof.
     5. The address of each Additional Borrower for purposes of all notices and other communications is described on Schedule 10.02 of the Credit Agreement.

     6. The following changes are hereby deemed made to the Schedules attached to the Credit Agreement: (a) the Additional Borrowers are added to Schedule 1.01, and (b) the Additional Borrowers are added to Schedule 5.11 as a subsidiary of the Parent Borrower.
     7. The Additional Borrowers, October Borrower and the Parent Borrower each hereby represent and warrant to the Administrative Agent that attached hereto as (a) Schedule 6 is an updated version of Schedule 2.12 to the Credit Agreement and (b) Schedule 7 is an updated version of Part I of Schedule 5.12 to the Credit Agreement.
     8. Each Additional Borrower hereby represents and warrants to the Administrative Agent that promptly after the date hereof, each will complete, or cause to be completed, the immediate repairs set forth in the property condition report (“PCR”) delivered for such property. Additionally, (a) to the extent backup generators and smoke detectors are referenced in the PCR such items will only be required to the extent such items are required under the respective Facility Operating Lease or by any governing state or local Governmental Authority, (b) to the extent any roof replacements are referenced in the PCR, such replacement will be waived if the repair of such roof will be warranted for an additional 5 years for the date of such repair and (c) any repairs recommended in any required mold or engineering studies must be completed within the time recommended in such study to the satisfaction of the Administrative Agent.
     9. Great Bend hereby represents and warrants to the Administrative Agent that promptly after the date hereof, but in any event within ninety (90) days of the date hereof, Great Bend shall confirm the presence of an existing O&M plan with respect to the Real Property Asset located at 1560 K-96 Highway, Great Bend, Kansas 67530 (the “Kansas Property”) which is reasonably satisfactory to the Administrative Agent and provide satisfactory reasonable evidence of the same to the Administrative Agent. To the extent that such O&M plan is not currently existing, Great Bend shall coordinate with Responsible Tenant within one hundred eighty (180) days of the date hereof to implement an O&M plan with respect to the Kansas Property which is reasonably satisfactory to the Administrative Agent and provide satisfactory reasonable evidence of the same to the Administrative Agent.
     10. Arma Yates hereby represents and warrants to the Administrative Agent that promptly after the date hereof, but in any event within ninety (90) days of the date hereof, Great Bend shall confirm the presence of an existing O&M plan with respect to (a) the Real Property Asset located at 801 S. Fry Street, Yates Center, Kansas 66783 (the “Yates Property”) and 605 E. Melvin, Arma, Kansas 66712 (the “Arma Property”), each of which is reasonably satisfactory to the Administrative Agent and provide satisfactory reasonable evidence of the same to the Administrative Agent. To the extent that such O&M plan is not currently existing with respect to the Yates Property or the Arma Property, Arma Yates shall coordinate with the applicable Responsible Tenant within one hundred eighty (180) days of the date hereof to implement an O&M plan with respect to such property which is reasonably satisfactory to the Administrative Agent and provide satisfactory reasonable evidence of the same to the Administrative Agent
     11. Great Bend hereby represents and warrants to the Administrative Agent that promptly after the date hereof, but in any event within ninety (90) days of the date hereof, Great Bend shall perform radon testing in the lowest occupied level of the Great Bend facility, and provide satisfactory evidence that radon levels are below the United States Environmental Protection Agency (the “US EPA”) recommended action levels to the Administrative Agent. If the results of such testing exceed such action level, Great Bend shall coordinate with the Responsible Tenant to re-test the facility within ninety (90) days of receiving such results. If the results of such re-test confirm levels above the US EPA recommended action level, Great Bend shall coordinate with the Responsible Tenant to implement commercially reasonable mitigation efforts (including, but not limited to, ventilation efforts) within one hundred eighty (180) days of receiving the re-test results:

     12. Each Additional Borrower, October Borrower and Parent Borrower each hereby represent and warrant that each Operating Tenant added to Part I of Schedule 5.12 of the Credit Agreement (attached hereto as Schedule 7) as of the date hereof (a) are Eligible Tenants and (b) on a pro forma basis, each such Operating Tenant represents less than or equal to 10% of Rental Revenue.
     13. October Borrower hereby represents and warrants that as of the date hereof, the representations and warranties of October Borrower made in or pursuant to the Credit Documents are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on and as of the date of hereof as if made on and as of the date hereof except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.
     14. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
     15. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, without regard to conflict of laws principles.
[Remainder of page intentionally blank; signature page follows]

     IN WITNESS WHEREOF, each Additional Borrower, October Borrower and Parent Borrower have caused this Borrower Joinder and Affirmation Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADDITIONAL BORROWER:	GREAT BEND PROPERTY, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz

		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

ARMA YATES, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz

		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

ORANGE ALF PROPERTY, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz

		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

OCTOBER BORROWER:	OCTOBER ASSOCIATES, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz

		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

PARENT BORROWER:	AVIV FINANCING I, L.L.C., a Delaware limited liability company

	By:	/s/ Samuel H. Kovitz

	Name:	Samuel H. Kovitz
	Its:	Authorized Representative

Acknowledged and accepted: GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By:	/s/ David Harper

Name:	David Harper
Title:	Its Duly Authorized Representative

Schedule 1
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Location information]
Great Bend Property, L.L.C., a Delaware limited liability company
Principal Place of Business and
Chief Executive Office:
303 West Madison Street, Suite 2400
Chicago, IL 60606
Arma Yates, L.L.C., a Delaware limited liability company
Principal Place of Business and
Chief Executive Office:
303 West Madison Street, Suite 2400
Chicago, IL 60606
Orange ALF Property, L.L.C., a Delaware limited liability company
Principal Place of Business and
Chief Executive Office:
303 West Madison Street, Suite 2400
Chicago, IL 60606

Schedule 2
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Types and Locations of Collateral]
None.

Schedule 3
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Tradenames]
None.

Schedule 4
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Pledged Equity; Instruments, Documents or Tangible Chattel Paper]
Pledged Equity
OBLIGOR: AVIV FINANCING I, L.L.C .

	Number	Certificate	%
NAME OF SUBSIDIARY	of Shares	Number	Ownership
Great Bend Property, L.L.C., a Delaware limited liability company	N/A	N/A	100%
Arma Yates, L.L.C., a Delaware limited liability company	N/A	N/A	100%
Orange ALF Property, L.L.C., a Delaware limited liability company	N/A	N/A	100%
INSTRUMENTS, DOCUMENTS OR TANGIBLE CHATTEL PAPER
None.

Schedule 5
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Commercial Tort Claims]
None.

Schedule 6
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
SCHEDULE 2.12
ALLOCABLE AMOUNTS

Borrower	Total
Alamogordo Aviv, L.L.C., a New Mexico limited liability company	$4,713,267
Arkansas Aviv, L.L.C., a Delaware limited liability company	$7,922,299
Arma Yates, L.L.C., a Delaware limited liability company (Arma Property)	$2,068,657
Arma Yates, L.L.C., a Delaware limited liability company (Yates Property)	$2,131,343
Aviv Foothills, L.L.C., a Delaware limited liability company	$4,813,549
Aviv Liberty, L.L.C., a Delaware limited liability company	$5,365,101
Avon Ohio, L.L.C., a Delaware limited liability company	$3,309,315
Belleville Illinois, L.L.C., a Delaware limited liability company	$5,014,114
Bellingham II Associates, L.L.C., a Delaware limited liability company	$902,540
Benton Harbor, L.L.C., an Illinois limited liability company	$2,657,480
BHG Aviv, L.L.C., a Delaware limited liability company	$18,552,222
Bonham Texas, L.L.C., a Delaware limited liability company	$1,303,670
Burton NH Property, L.L.C., a Delaware limited liability company	$902,540
California Aviv Two, L.L.C., a Delaware limited liability company	$9,827,663
California Aviv, L.L.C., a Delaware limited liability company	$31,588,918
Camas Associates, L.L.C., a Delaware limited liability company	$1,504,234
Casa/Sierra California Associates, L.L.C., a Delaware limited liability company	$4,211,856
Chenal Arkansas, L.L.C., a Delaware limited liability company	$4,362,279
Chippewa Valley, L.L.C., an Illinois limited liability company	$5,314,961
Clarkston Care, L.L.C., a Delaware limited liability company	$3,961,150
Clayton Associates, L.L.C., a New Mexico limited liability company	$1,454,093
Colonial Madison Associates, L.L.C., a Delaware limited liability company	$2,005,646
Columbia View Associates, L.L.C., a Delaware limited liability company	$651,835
Columbus Texas Aviv, L.L.C., a Delaware limited liability company	$260,734
Columbus Western Avenue, L.L.C., a Delaware limited liability company	$1,253,528
Commerce Nursing Homes, L.L.C., an Illinois limited liability company	$5,164,537
CR Aviv, L.L.C., a Delaware limited liability company	$16,596,718
Denison Texas, L.L.C., a Delaware limited liability company	$2,908,186
Effingham Associates, L.L.C., an Illinois limited liability company	$4,161,714
Elite Mattoon, L.L.C., a Delaware limited liability company	$1,153,246
Elite Yorkville, L.L.C., a Delaware limited liability company	$1,554,375
Falfurrias Texas, L.L.C., a Delaware limited liability company	$1,052,964
Florence Heights Associates, L.L.C., a Delaware limited liability company	$551,553
Fountain Associates, L.L.C., a Delaware limited liability company	$1,103,105
Four Fountains Aviv, L.L.C., a Delaware limited liability company	$4,261,997
Freewater Oregon, L.L.C., a Delaware limited liability company	$3,660,303
Fullerton California, L.L.C., a Delaware limited liability company	$3,710,444
Giltex Care, L.L.C., a Delaware limited liability company	$1,704,799
Great Bend Property, L.L.C., a Delaware limited liability company	$3,500,000
Heritage Monterey Associates, L.L.C., an Illinois limited liability company	$8,624,276

Borrower	Total
HHM Aviv, L.L.C., a Delaware limited liability company	$8,072,723
Highland Leasehold, L.L.C., a Delaware limited liability company	$3,209,033
Hobbs Associates, L.L.C., an Illinois limited liability company	$902,540
Hot Springs Aviv, L.L.C., a Delaware limited liability company	$6,016,937
Houston Texas Aviv, L.L.C., a Delaware limited liability company	$1,002,823
Hutchinson Kansas, L.L.C., a Delaware limited liability company	$4,161,714
Idaho Associates, L.L.C., an Illinois limited liability company	$6,117,220
Karan Associates Two, L.L.C., a Delaware limited liability company	$7,270,465
Karan Associates, L.L.C., a Delaware limited liability company	$18,502,078
KB Northwest Associates, L.L.C., a Delaware limited liability company	$1,754,940
Kingsville Texas, L.L.C., a Delaware limited liability company	$3,459,739
Manor Associates, L.L.C., a Delaware limited liability company	$4,312,138
Mansfield Aviv, L.L.C., a Delaware limited liability company	$752,117
Massachusetts Nursing Homes, L.L.C., a Delaware limited liability company	$11,316,854
Minnesota Associates, L.L.C., a Delaware limited liability company	$3,359,456
Missouri Associates, L.L.C., a Delaware limited liability company	$2,807,904
Missouri Regency Associates, L.L.C., a Delaware limited liability company	$11,181,473
Montana Associates, L.L.C., an Illinois limited liability company	$2,507,057
Mt. Vernon Texas, L.L.C., a Delaware limited liability company	$110,311
N.M. Bloomfield Three Plus One Limited Company, a New Mexico limited liability company	$3,008,468
N.M. Espanola Three Plus One Limited Company, a New Mexico limited liability company	$4,312,138
N.M. Lordsburg Three Plus One Limited Company, a New Mexico limited liability company	$701,976
N.M. Silver City Three Plus One Limited Company, a New Mexico limited liability company	$3,560,021
Northridge Arkansas, L.L.C., a Delaware limited liability company	$2,507,057
Oakland Nursing Homes, L.L.C., a Delaware limited liability company	$2,406,775
October Associates, L.L.C., a Delaware limited liability company	$1,580,893
Ogden Associates, L.L.C., a Delaware limited liability company	$2,055,787
Ohio Aviv, L.L.C., a Delaware limited liability company	$8,173,006
Omaha Associates, L.L.C., a Delaware limited liability company	$7,471,030
Orange ALF Property, L.L.C., a Delaware limited liability company	$8,690,730
Orange, L.L.C., an Illinois limited liability company	$2,156,069
Oregon Associates, L.L.C., a Delaware limited liability company	$2,406,775
Peabody Associates, L.L.C., a Delaware limited liability company	$601,694
Pomona Vista L.L.C., an Illinois limited liability company	$1,052,964
Prescott Arkansas, L.L.C., a Delaware limited liability company	$902,540
Raton Property Limited Company, a New Mexico limited liability company	$2,456,916
Red Rocks, L.L.C., an Illinois limited liability company	$1,955,504
Richland Washington, L.L.C., a Delaware limited liability company	$6,217,501
Riverside Nursing Home Associates, L.L.C., a Delaware limited liability company	$1,303,670
Rose Baldwin Park Property L.L.C., an Illinois limited liability company	$802,258
Salem Associates, L.L.C., a Delaware limited liability company	$5,615,807
San Juan NH Property, L.L.C., a Delaware limited liability company	$2,858,045
Santa Ana-Bartlett, L.L.C., an Illinois limited liability company	$4,813,549
Santa Fe Missouri Associates, L.L.C., an Illinois limited liability company	$2,456,916
Savoy/Bonham Venture, L.L.C., a Delaware limited liability company	$1,153,246
Searcy Aviv, L.L.C., a Delaware limited liability company	$9,276,110
Skyview Associates, L.L.C., a Delaware limited liability company	$4,512,702

Borrower	Total
Southeast Missouri Property, L.L.C., a Delaware limited liability company	$7,361,837
Star City Arkansas, L.L.C., a Delaware limited liability company	$1,604,516
Sun-Mesa Properties, L.L.C., an Illinois limited liability company	$10,078,369
Tujunga, L.L.C., a Delaware limited liability company	$1,554,375
VRB Aviv, L.L.C., a Delaware limited liability company	$11,382,038
Washington-Oregon Associates, L.L.C., an Illinois limited liability company	$6,668,772
Watauga Associates, L.L.C., an Illinois limited liability company	$3,259,174
West Pearl Street, L.L.C., a Delaware limited liability company	$3,860,868
Wheeler Healthcare Associates, L.L.C., a Texas limited liability company	$1,754,940
Willis Texas Aviv, L.L.C., a Delaware limited liability company	$2,256,351
Woodland Arkansas, L.L.C., a Delaware limited liability company	$1,554,375
Xion, L.L.C., an Illinois limited liability company	$270,762
Yuba Aviv, L.L.C., a Delaware limited liability company	$3,518,156
Grand Total	$432,713,413

Schedule 7
TO BORROWER JOINDER AND AFFIRMATION AGREEMENT
[Updated Part I of Schedule 5.12 — Real Property Asset Matters]

SCHEDULE 5.12
PART I — REAL PROPERTY ASSETS

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
1	2911 Browns Lane, Jonesboro, AR	Arkansas Aviv, L.L.C.	1. Master Lease dated 10/17/08
2. First Amendment to Lease dated 1/5/09
3. Second Amendment to Lease dated 8/13/2009
4. Third Amendment to Lease dated 11/18/09
			5. Unconditional Guaranty of Lease dated 10/31/08	Skilcare Health Services, LLC	10/31/2018	N/A

2	1208 Highway 7 North, Hot Springs, AR	Hot Springs Aviv, L.L.C.	1. Lease dated 3/26/08 2. First Amendment to Lease dated 11/5/08 3. Second Amendment to Lease dated 1/5/09 4. Third Amendment to Lease dated 11/18/09 5. Unconditional Guaranty of Lease dated 3/26/08	Fountain Properties, LLC	2/28/2038	N/A

3	505 East Victory, Star City, AR	Star City Arkansas, L.L.C.	1. Lease dated 9/30/05 2. First Amendment to Lease dated 1/22/2010 3. Unconditional Guaranty of Lease dated 9/30/05	Star City Nursing Center, PLLC	10/31/2015	N/A

4	700 Manor Dr, Prescott, AR	Prescott Arkansas, L.L.C.	1. Lease dated 12/19/05 2. First Amendment to Lease dated 1/22/2010 3. Unconditional Guaranty of Lease dated 12/19/05 4. Second Amendment to Lease dated 12/20/2010	KSJ, Inc.	12/31/2020	N/A

5	333 Melody Drive, Trumann, AR	Arkansas Aviv, L.L.C.	1. Master Lease dated 10/17/08
2. First Amendment to Lease dated 1/5/09
3. Second Amendment to Lease dated 8/13/2009
4. Third Amendment to Lease dated 11/18/09
			5. Unconditional Guaranty of Lease dated 10/31/08	Trumann Health Services, LLC	10/31/2018	N/A

[1]	HUD Subsidiaries are noted with an asterisk.

[2]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
6	800 Brookside Drive, Little Rock, AR	Arkansas Aviv, L.L.C.	1. Master Lease dated 10/17/08
2. First Amendment to Lease dated 1/5/09
3. Second Amendment to Lease dated 8/13/2009
4. Third Amendment to Lease dated 11/18/09
			5. Unconditional Guaranty of Lease dated 10/31/08	Brookside Health Services, LLC	10/31/2018	N/A

7	8701 Riley Dr, Little Rock, AR	Woodland Arkansas, L.L.C.	1. Existing Lease dated 12/29/05
2. New Lease dated 12/29/05
3. First Amendment to Existing Lease dated 4/14/08
4. First Amendment to New Lease dated 4/14/08
5. Second Amendment to Existing Lease dated 11/5/08
6. Second Amendment to New Lease dated 11/5/08
7. Third Amendment to Existing Lease dated 1/5/09
8. Third Amendment to New Lease dated 1/5/09
9. Fourth Amendment to Existing Lease dated 11/18/09
10. Fourth Amendment to New Lease dated 11/18/09
			11. Unconditional Guaranty of Lease dated 12/29/05	Woodland Health, LLC	2/28/2018	N/A

8	#3 Chenal Heights Drive, Little Rock, AR	Chenal Arkansas, L.L.C.	1. Lease dated 12/29/05
2. First Amendment to Lease dated 6/29/06
3. Second Amendment to Lease dated 2/7/08
4. Third Amendment to Lease dated 4/14/08
5. Fourth Amendment to Lease dated 11/5/08
6. Fifth Amendment to Lease dated 1/5/09
7. Sixth Amendment to Lease dated 11/18/09
			8. Unconditional Guaranty of Lease dated 12/29/05	Chenal Health, LLC dba Chenal Heights Nursing and Rehab	2/28/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
9	2501 John Ashley Dr, North Little Rock, AR	Northridge Arkansas, L.L.C.	1. Existing Lease dated 12/29/05
2. New Lease dated 12/29/05
3. First Amendment to Existing Lease dated 9/20/06
4. Second Amendment to Existing Lease dated 12/26/07
5. Third Amendment to Existing Lease dated 4/14/08
6. First Amendment to New Lease dated 4/14/08
7. Fourth Amendment to Existing Lease dated 11/5/08
8. Second Amendment to New Lease dated 11/5/08
9. Fifth Amendment to Existing Lease dated 1/5/09
10. Third Amendment to New Lease dated 1/5/09
11. Sixth Amendment to Existing Lease dated 11/18/09
12. Fourth Amendment to New Lease dated 11/18/09
			13. Unconditional Guaranty of Lease dated 12/29/05	Northcare, LLC	2/28/2018	N/A

10	3300 Military Road, Benton, AR	Arkansas Aviv, L.L.C.	1. Master Lease dated 10/17/08
2. First Amendment to Lease dated 1/5/09
3. Second Amendment to Lease dated 8/13/2009
4. Third Amendment to Lease dated 11/18/09
			5. Unconditional Guaranty of Lease dated 10/31/08	Stoneybrook Health Services, LLC	10/31/2018	N/A

11	2500 East Moore, Searcy, AR	Searcy Aviv, L.L.C.	1. Lease dated 3/26/08
2. First Amendment to Lease dated 11/5/08
3. Second Amendment to Lease dated 1/5/09
4. Third Amendment to Lease dated 11/18/09
5. Fourth Amendment to Lease dated 3/8/2010
6. Fifth Amendment to Lease dated 4/15/2010
7. Sixth Amendment to Lease dated 8/16/2010
			8. Unconditional Guaranty of Lease dated 3/26/08	Convacare, Inc.	9/30/2019	N/A

12	105 South College, Searcy, AR	Searcy Aviv, L.L.C.	See Site 11	See Site 11	See Site 11	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
13	215 W Brown Dr, Mesa, AZ	Sun-Mesa Properties, L.L.C.	1. Lease dated 2/2/04 2. Consent to Sublease Agreement dated 5/1/08 3. Sublease dated 5/1/08 4. Unconditional Guaranty of Lease dated 2/2/04	Evergreen at Mesa (ALF), L.L.C.	12/31/2013	N/A

14	12030 113th St, Youngtown, AZ	Fountain Associates, L.L.C.	1. Amended and Restated Lease dated 4/1/2010 2. Unconditional Guaranty of Amended and Restated Lease dated 4/1/10 3. First Amendment to Amended and Restated Lease dated 11/8/2010	Fountain Retirement Center, Inc.	12/31/2017	N/A

15	255 W Brown Dr, Mesa, AZ	Sun-Mesa Properties, L.L.C.	1. Lease dated 4/5/02
2. Assignment and Assumption of Lease dated 9/26/02
3. Consent to Assignment and Assumption of Lease dated 9/30/02
4. Letter of Extension dated 10/7/03
5. First Amendment to Lease dated 12/17/03
6. Consent to Sublease Agreement dated 5/1/08
7. Sublease dated 5/1/08
8. Unconditional Guaranty of Lease dated 4/5/02
			9. Unconditional Guaranty of Lease dated 9/30/02	Evergreen Mesa Christian, L.L.C.	12/31/2013	N/A

16	15810 S. 42nd St., Phoenix, AZ	Aviv Foothills, L.L.C.	1. Lease dated 11/18/03 2. Consent to Sublease Agreement with Pinnacle Health Facilities XXV, L.P. dated 3/29/08 3. Sublease dated 3/29/08 4. Unconditional Guaranty of Lease dated 11/18/03	Evergreen at Foothills, LLC	11/30/2013	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
17	9940 W Union Hills Dr, Sun City, AZ	Sun-Mesa Properties, L.L.C.	1. Lease dated 4/5/02
2. Assignment and Assumption of Lease dated 9/26/02
3. Consent to Assignment and Assumption of Lease dated 9/30/02
4. Letter of Extension dated 10/7/03
5. First Amendment to Lease dated 12/17/03
6. Consent to Sublease Agreement dated 5/1/08
7. Sublease dated 5/1/08
8. Unconditional Guaranty of Lease dated 4/5/02
			9. Unconditional Guaranty of Lease dated 9/30/02	Evergreen at Sun City, L.L.C.	12/31/2013	N/A

18	309 MacArthur Blvd, Oakland, CA	Oakland Nursing Homes, L.L.C.	1. Lease dated 8/1/94 2. First Amendment to Lease dated 9/4/96 3. Second Amendment to Lease dated 7/7/04 4. Consent to Sublease, Sublease Agreement and Sublease Guaranty dated 8/1/08	Trinity Oakland, Inc., Trinity Health Systems, Inc. and Randal Kleis	7/31/2014	N/A

19	3145 High Street, Oakland, CA	Oakland Nursing Homes, L.L.C.	1. Lease dated 8/1/94 2. First Amendment to Lease dated 9/4/96 3. Second Amendment to Lease dated 7/7/04 4. Consent to Sublease, Sublease Agreement and Sublease Guaranty dated 8/1/08	Trinity Oakland, Inc., Trinity Health Systems, Inc. and Randal Kleis	7/31/2014	N/A

20	1000 Executive Parkway, Oroville, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
21	1200 Springfield Avenue, Chico, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

22	6212 Tudor Way, Bakersfield, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

23	323 Campus Drive, Arvin, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
24	1291 Craig Avenue, Lakeport, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

25	610 N Garfield Ave, Monterey Park, CA	Heritage Monterey Associates, L.L.C.*	1. Lease dated 10/30/95
2. First Amendment to Lease dated 12/20/95
3. Second Amendment to Lease dated 1/11/96
4. Third Amendment to Lease dated 9/4/96
5. Fourth Amendment to Lease dated 12/11/01
6. Fifth Amendment to Lease dated 2/1/02
7. Sixth Amendment to Lease dated 12/31/03
8. Seventh Amendment to Lease Agreement dated 3/3/08
9. Eighth Amendment to Lease dated 12/9/08
10. Continuing Guarantee dated 11/95
			11. Ninth Amendment to Lease dated 10/26/2010	Heritage Manor Healthcare, LLC	1/31/2026	N/A

26	14318 Ohio St, Baldwin Park, CA	Casa/Sierra California Associates, L.L.C.	1. Lease dated 7/21/08
2. Consent Agreement dated 7/21/08
3. First Amendment to Lease dated 12/9/08
4. Second Amendment to Lease dated 08/24/2009
5. Unconditional Guaranty of Lease dated 7/21/08
			6. Third Amendment to Lease dated 10/26/2010	Sierra View Care Holdings, LLC	7/31/2018	N/A

27	651 N Main St, Pomona, CA	Pomona Vista L.L.C.	1. Lease dated 7/21/08
2. Consent Agreement dated 7/21/08
3. First Amendment to Lease dated 12/9/08
4. Second Amendment to Lease dated 08/24/2009
5. Unconditional Guaranty of Lease dated 7/21/08
			6. Third Amendment to Lease dated 10/26/2010	MJB Partners, LLC	7/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
28	3541 Puente Ave, Baldwin Park, CA	Rose Baldwin Park Property L.L.C.	1. Lease dated 7/21/08
2. Consent Agreement dated 7/21/08
3. First Amendment to Lease dated 12/9/08
4. Second Amendment to Lease dated 08/24/2009
5. Third Amendment to Lease dated 8/10/2010
6. Unconditional Guaranty of Lease dated 7/21/08
			7. Third Amendment to Lease dated 10/26/2010	Puente Partners, LLC	7/31/2018	N/A

29	215 W Pearl St, Pomona, CA	West Pearl Street, L.L.C.	1. Lease dated 7/21/2008
2. Consent Agreement dated 7/21/08
3. First Amendment to Lease dated 12/9/08
4. Second Amendment to Lease dated 08/24/2009
5. Unconditional Guaranty of Lease dated 7/21/08
			6. Third Amendment to Lease dated 10/26/2010	Country Oaks Partners, LLC	7/31/2018	N/A

30	7660 Wyngate St, Tujunga, CA	Tujunga, L.L.C.*	1. Lease dated 8/31/00
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 11/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 8/31/00
			8. Sixth Amendment to Lease dated 10/26/2010	Wyngate Nursing Center	9/30/2040	N/A

31	600 E Washington Ave, Santa Ana, CA	Santa Ana-Bartlett, L.L.C.*	1. Lease dated 2/26/98
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 2/1/03
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Sixth Amendment to Lease dated 1/28/2009
8. Unconditional Guaranty of Lease dated 2/26/98
			9. Seventh Amendment to Lease dated 10/26/2010	Bartlett Care Center, LLC	4/30/2028	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
32	1819 E. Chapman Ave, Fullerton, CA	Fullerton California L.L.C.	1. Lease dated 11/28/01
2. First Amendment dated 2/1/02
3. Second Amendment dated 12/31/03
4. Third Amendment to Lease Agreement dated 3/3/08
5. Fourth Amendment to Lease dated 12/9/08
6. Unconditional Guaranty of Lease dated 11/28/01
			7. Fifth Amendment to Lease dated 10/26/2010	Gordon Lane Healthcare, LLC	11/30/2031	N/A

33	8171 Magnolia Ave, Riverside, CA	Riverside Nursing Home Associates, L.L.C.*	1. Lease dated 6/18/98
2. First Amendment to Lease dated 9/6/01
3. Second Amendment to Lease dated 2/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 6/16/98
			8. Sixth Amendment to Lease dated 10/26/2010	F & B Healthcare	5/31/2028	N/A

34	8487 Magnolia Ave, Riverside, CA	Casa/Sierra California Associates, L.L.C.	1. Sublease dated 7/21/08
2. Consent Agreement dated 7/21/08
3. Replacement Facility Agreement dated 7/21/08
4. First Amendment to Sublease dated 12/9/08
5. Assignment and Assumption of Sublease dated 12/12/08
6. Second Amendment to Lease dated 08/24/2009
7. Unconditional Guaranty of Sublease dated 7/21/08
			8. Third Amendment to Lease dated 10/26/2010	Riverside Equities, LLC	7/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
35	15720 Bernardo Center Drive, San Diego, CA	VRB Aviv, L.L.C.*	1. Lease dated 8/21/96
2. First Amendment to Lease dated 9/30/96
3. Letter of Amendment dated 1/28/97
4. Second Amendment to Lease dated 12/1/98
5. Third Amendment to Lease dated 11/1999
6. Fourth Amendment to Lease dated 4/2002
7. Side Agreement to Lease dated 12/31/03
8. First Amendment to Side Agreement dated 5/11/04
9. Fifth Amendment to Lease dated 12/31/03
10. Second Side Agreement to Lease dated 11/1/07
11. Sixth Amendment to Lease dated 3/3/08
12. Seventh Amendment to Lease dated 12/9/08
13. Unconditional Guaranty of Lease dated 8/21/96
			14. Eighth Amendment to Lease dated 10/26/2010	Villa Rancho Bernardo Health Care, LLC	9/30/2026	N/A

36	2586 Buthmann Avenue, Tracy, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

37	300 Douglas Street, Petaluma, CA	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
			6. Second Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

38	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

39	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
40	210 North Idaho St, Wendell, ID	Idaho Associates, L.L.C.	1. Lease dated 03/01/09 2. First Amendment to Lease dated 6/16/2009 3. Unconditional Guaranty of Lease dated 3/1/09	Carefix Management and Consulting, Inc. d/b/a Safe Haven Health Care	2/28/2014	N/A

41	1014 Burrell Ave, Lewiston, ID	Idaho Associates, L.L.C.	1. Lease dated 10/12/99
2. First Amendment to Lease dated 8/10/00
3. Second Amendment to Lease dated 10/31/05
4. Third Amendment to Lease dated 1/1/06
5. Fourth Amendment to Lease dated 10/31/08
6. Fifth Amendment to Lease dated 9/25/2009
			7. Unconditional Guaranty of Lease dated 10/21/99	Eagle Healthcare, Inc.	12/31/2020	N/A

42	1019 Third Ave S, Payette, ID	Idaho Associates, L.L.C.	1. Lease dated 2/24/97
2. Memorandum of Lease dated 3/7/97
3. First Amendment to Lease dated 6/20/00
4. Second Amendment to Lease dated 10/18/06
5. Unconditional Guaranty of Lease dated 2/24/97
6. Third Amendment to Lease dated 10/29/2010
			7. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

43	640 Filer Ave. W, Twin Falls, ID (604 and 650 Filer Avenue West, per Assessor)	Skyview Associates, L.L.C.	1. Lease dated 8/1/87
2. Agreement to Amend Lease dated 9/1987
3. Lease Assignment and Assumption dated 1/1/96
4. First Amendment to Lease dated 1/1/96
5. Second Amendment to Lease dated 6/20/00
6. Third Amendment to Lease dated 10/18/06
7. Unconditional Guaranty of Lease dated 1/1/96
8. Fourth Amendment to Lease Agreement dated 10/29/2010
			9. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

44	418 Floyde St., McCall, ID	Idaho Associates, L.L.C.	1. Lease dated 10/17/06
2. Consent to Sublease to InnoVenture Healthcare Management Inc.
3. Sublease dated 11/22/06
4. Consent to Assignment and Assumption of Lease dated 5/1/08
5. Consent to Assignment and Assumption of Lease dated 8/1/08
			6. Unconditional Guaranty of Lease dated 10/17/06	TanaBell Health Services, Inc.	12/31/2016	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
45	3516 Powell Ln., Mattoon, IL	Elite Mattoon, L.L.C.	1. Sublease dated 2/28/03
2. Amendment dated 2/28/03
3. Letter of Agreement dated 2/28/03
4. First Amendment to Sublease dated 2/15/05
5. Second Amendment to Sublease dated 4/1/05
6. Third Amendment to Sublease dated 3/1/06
7. Fourth Amendment to Sublease dated 9/1/07
8. Fifth Amendment to Sublease dated 3/7/08
9. Sixth Amendment to Sublease dated 12/1/08
10. Seventh Amendment to Sublease dated 12/10/2009
			11. Unconditional Guaranty of SubLease dated 3/1/06	Douglas Rehabilitation and Care Center, LLC	2/28/2018	N/A

46	1115 N Wenthe Ave, Effingham, IL	Effingham Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 4/1/05
3. Second Amendment to Lease dated 3/1/06
4. Third Amendment to Lease dated 9/1/07
5. Fourth Amendment to Lease dated 12/1/08
6. Fifth Amendment to Lease dated 7/1/2009
7. Sixth Amendment to Lease dated 12/10/2009
			8. Unconditional Guaranty of Lease dated 6/24/03	Evergreen Nursing & Rehabilitation Center, LLC	2/28/2018	N/A

47	1308 Game Farm Rd, Yorkville, IL	Elite Yorkville, L.L.C.	1. Lease dated 1/12/2009 2. Side Letter dated 1/12/2009 3. Unconditional Guaranty of Lease dated 1/12/09	Helia Healthcare of Yorkville, LLC	1/31/2019	N/A

48	1450 26th St, Highland, IL	Highland Leasehold, L.L.C.	1. Sublease dated 5/1/92
2. First Amendment to Sublease dated 11/30/95
3. Assignment and Assumption of Sublease and Consent to Assignment dated 4/1/97
4. Second Amendment to Sublease dated 1/1/05
5. Assignment and Assumption of Lease Documents dated 6/30/05
			6. Unconditional Guaranty of SubLease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
49	1201 Hawthorne Rd, Salem, IL	Salem Associates, L.L.C.	1. Lease dated 2/28/03
2. Amendment to Lease dated 3/03
3. First Amendment to Lease dated 2/15/05
4. Second Amendment to Lease dated 4/1/05
5. Third Amendment to Lease dated 3/1/06
6. Fourth Amendment to Lease dated 9/1/07
7. Fifth Amendment to Lease dated 5/13/08
8. Sixth Amendment to Lease dated 12/1/08
9. Seventh Amendment to Lease dated 7/1/2009
10. Eighth Amendment to Lease dated 12/10/2009
			11. Unconditional Guaranty of Lease dated 3/1/06	Doctors Nursing and Rehabilitation Center, LLC	2/28/2018	N/A

50	410 East Mack, Olney, IL	CR Aviv, L.L.C.	1. Master Lease dated 12/04/2009 2. Unconditional Guaranty of Master Lease dated 12/4/09	Helia Healthcare of Olney, LLC	12/31/2019	N/A

51	40 North 64th Street, Belleville, IL	Belleville Illinois, L.L.C.	1. Lease dated 2/5/07
2. First Amendment to Lease dated 4/25/07
3. Second Amendment to Lease dated 7/12/07
4. Third Amendment to Lease dated 10/29/07
5. Fourth Amendment to Lease dated 12/10/07
6. Fourth Amendment to Lease dated 1/12/2009
			7. Unconditional Guaranty of Lease dated 2/5/07	Helia Healthcare of Belleville, LLC	11/30/2017	N/A

52	101 South Belt West, Belleville, IL	Four Fountains Aviv, L.L.C.*	1. Amended and Restated Lease dated 3/18/08
2. First Amendment to Amended and Restated Lease dated 9/8/08
3. Second Amendment to Amended and Restated Lease dated 1/12/2009
			4. Unconditional Guaranty of Lease dated 11/1/07	Helia Southbelt Healthcare, LLC	11/30/2017	N/A

53	500 Peabody Ave, Peabody, KS	Peabody Associates, L.L.C.	1. Lease dated 5/1/97 2. First Amendment to Lease dated 10/23/06 3. Second Amendment to Lease dated 8/28/2009 4. Unconditional Guaranty of Lease dated 5/1/97	Markleysburg Healthcare Investors, L.P.	6/30/2015	N/A

54	1601 North Main, McPherson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08	McPherson Care Center, LLC	12/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
55	2301 N. Severance St, Hutchinson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08	Hutchinson Care Center, LLC	12/31/2018	N/A

56	300 Winthrop Street, Medford, MA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Winthrop House Senior Services, LLC d/b/a Brighten at Medford	2/28/2022	N/A

57	547 Highland Ave, Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
58	281 Broadway, Methuen, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

59	555 S Union St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
60	800 Essex St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

61	557 Varnum Ave, Lowell, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
62	134 North St, North Reading, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

63	18 Hammond St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
64	81 Chatham St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

65	3 Pine St, Oxford, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
66	1385 E Empire Ave, Benton Harbor, MI	Benton Harbor, L.L.C.	1. Lease Dated 9/5/02
2. First Amendment to Lease dated 9/13/02
3. Second Amendment to Lease dated 12/17/02
4. Third Amendment to Lease dated 1/15/03
5. Fourth Amendment to Lease dated 10/1/04
6. Fifth Amendment to Lease dated 5/20/2010
6. Unconditional Guaranty of Lease dated 7/27/04
			7. Unconditional Guaranty of Lease dated 9/5/02	Northpoint Senior Services, LLC	9/30/2013	N/A

67	120 Baseline Road, South Haven, MI	Chippewa Valley, L.L.C.	1. Lease Agreement dated 2/6/96
2. Assignment and Assumption of Lease dated 5/30/97
3. Assignment and Assumption of Lease dated 5/1/00
4. First Amendment to Lease dated 10/21/05
			5. Unconditional Guaranty of Lease dated 5/1/00	CCG-Countryside, LLC	4/30/2011	N/A

68	500 Russell St, Willmar, MN	Minnesota Associates, L.L.C.	1. Master Lease dated 8/19/2008 2. First Amendment to Master Lease dated 3/27/09 3. Second Amendment to Master Lease dated 4/1/2010 4. Unconditional Guaranty of Master Lease dated 8/19/08	Willmar Commons Nursing & Rehabilitation, Inc.	8/31/2013	N/A

69	1738 Hulet Ave, Faribault, MN	Minnesota Associates, L.L.C.	1. Master Lease dated 8/19/2008 2. First Amendment to Master Lease dated 3/27/09 3. Second Amendment to Master Lease dated 4/1/2010 4. Unconditional Guaranty of Master Lease dated 8/19/08	Faribault Commons Nursing & Rehabilitation, Inc.	8/31/2013	N/A

70	201 18th St. Southwest, Owatonna, MN	Minnesota Associates, L.L.C.	1. Master Lease dated 8/19/2008 2. First Amendment to Master Lease dated 3/27/09 3. Second Amendment to Master Lease dated 4/1/2010 4. Unconditional Guaranty of Master Lease dated 8/19/08	Owatonna Commons Nursing & Rehabilitation, Inc.	8/31/2013	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

76	1221 S Highway 13, Lexington, MO	Santa Fe Missouri Associates, L.L.C.	1. Lease dated 12/23/05
2. First Amendment to Lease dated 1/1/07
3. Second Amendment to Lease dated 4/28/08
4. Third Amendment to Lease dated 7/15/2009
5. Fourth Amendment to Lease dated 9/23/2009
			6. Unconditional Guaranty of Lease dated 12/23/05	Lexington Manor Healthcare Group, Inc.	12/31/2015	N/A

77	1200 McCutchen Dr, Rolla, MO	CR Aviv, L.L.C.	1. Master Lease dated 12/04/2009 2. Unconditional Guaranty of Master Lease dated 12/4/09	Helia Healthcare of Rolla, LLC	12/31/2019	N/A

78	2840 West Clay, St Charles, MO	CR Aviv, L.L.C.	1. Master Lease dated 12/10/2009 2. Unconditional Guaranty of Master Lease dated 12/10/09	Northwestern Nursing & Rehabilitation Center, LLC dba Grand River Nursing & Rehabilitation Center, LLC	12/31/2019	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
79	2600 Redman Rd, St Louis, MO	CR Aviv, L.L.C.	1. Master Lease dated 12/10/2009 2. Unconditional Guaranty of Master Lease dated 12/10/09	Northeastern Nursing & Rehabilitation Center, LLC dba Willowbrooke Nursing & Rehabilitation Center, LLC	12/31/2019	N/A

80	1441 Charic Dr, Ballwin, MO	CR Aviv, L.L.C.	1. Master Lease dated 12/10/2009 2. Unconditional Guaranty of Master Lease dated 12/10/09	Western Nursing & Rehabilitation Center, LLC dba Wildwood Nursing & Rehabilitation Center, LLC	12/31/2019	N/A

81	9 14th Ave, Polson, MT	Montana Associates, L.L.C.	1. Lease dated 2/26/97
2. First Amendment to Lease dated 5/7/97
3. Second Amendment to Lease dated 12/17/03
4. Third Amendment to Lease dated 10/25/06
5. Fourth Amendment to Lease dated 11/15/07
6. Fifth Amendment to Lease dated 8/1/08
7. Sixth Amendment to Lease dated 4/30/09
			8. Unconditional Guaranty of Lease dated 2/97	Evergreen at Polson, LLC	2/28/2015	N/A

82	600 First Ave N, Hot Springs, MT	Montana Associates, L.L.C.	1. Lease dated 2/26/97
2. First Amendment to Lease dated 5/7/97
3. Second Amendment to Lease dated 12/17/03
4. Third Amendment to Lease dated 10/25/06
5. Fourth Amendment to Lease dated 11/15/07
6. Fifth Amendment to Lease dated 8/1/08
7. Sixth Amendment to Lease dated 4/30/09
			8. Unconditional Guaranty of Lease dated 2/97	Evergreen at Hot Springs, LLC	2/28/2015	N/A

83	3110 Scott Circle, Omaha, NE	Florence Heights Associates, L.L.C.	1. Lease dated 9/12/2008 2. First Amendment to Lease dated 8/16/2010 3. Unconditional Guaranty of Lease dated 9/12/08 4. Lease and Loan Document Modification dated 9/21/2010	LTC Healthcare at Florence, Inc.	9/30/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
84	7410 Mercy Rd, Omaha, NE	Omaha Associates, L.L.C.	1. Lease Agreement dated 10/1/89
2. Addendum to Lease Agreement dated 10/1/89
3. Second Addendum to Lease Agreement dated 11/1/89
4. Assignment and Assumption of Lease and Landlord’s Consent dated 6/30/90
5. Memorandum of Lease and Purchase Option dated 11/30/95
6. First Amendment to Lease Agreement dated 11/30/95
7. Second Amendment to Lease Agreement dated 10/30/96
8. Assignment and Assumption of Lease, Consent to Assignment and Assumption and Amendment to Lease dated 4/1/97
9. Unconditional Guaranty of Lease dated 4/1/97
10. Corrective Memorandum of Lease and Purchase Option dated 4/28/97
11. Third Amendment to Lease Agreement dated 5/20/05
12. Fourth Amendment to Lease Agreement dated 7/13/07
13. Fifth Amendment to Lease Agreement dated 6/2/08
14. Sixth Amendment to Lease dated 4/1/09
15. Seventh Amendment to Lease dated 4/26/2010
16. Eighth Amendment to Lease dated 8/28/2010
			17. Unconditional Guaranty of Lease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
85	1660 Hospital Dr, Raton, NM	Raton Property Limited Company	1. Lease dated 11/26/96
2. Consent to Assignment and Assumption of Lease dated 9/1/03
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Raton Nursing Operations, LLC, dba Raton Nursing & Rehab Center	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
86	3514 Fowler Ave, Silver City, NM	N.M. Silver City Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Silver City Nursing Operations, LLC, dba Silver City Care Center	9/30/2021	Lessor County of Grant, New Mexico Termination Date 12/1/2033 Ground Lease 1. Ground Lease dated 12/1/1983 2. Assignment and Assumption of Ground Lease dated “June __, 2005”

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
87	603 Hadeco Drive, Lordsburg, NM	N.M. Lordsburg Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Sunshine Haven Nursing Operations LLC, dba Sunshine Haven at Lordsburg	9/30/2021	N/A

88	2101 Bensing Rd, Hobbs, NM	Hobbs Associates, L.L.C.	1. Lease dated 6/2000
2. Personal Property Lease dated 6/2000
3. Assignment and Assumption of Lease dated 8/1/03
4. Amended and Restated Consent to Assignment and Assumption of Lease dated 8/1/03
5. Payment Agreement dated 9/28/05
6. Consent to Assignment and Assumption of Lease dated 4/1/07
7. Assignment and Assumption of Lease dated 4/1/07
8. Agreement dated 4/1/07
9. Amendment to Lease dated 4/1/07
10. Second Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Country Cottage Nursing Operations, LLC, dba Country Cottage Care & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
89	3720 Church Rock Rd, Gallup, NM	Red Rocks, L.L.C.	1. Lease dated 7/31/92
2. Assignment and Assumption of Lease dated 12/17/97
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 9/1/03
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Red Rocks Nursing Operations, LLC, dba Red Rocks Care Center	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
90	720 Hacienda St, Espanola, NM	N.M. Espanola Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Amendment to Lease dated 12/1/01
5. Consent to Assignment and Assumption of Lease dated 9/1/03
6. Assignment and Assumption of Lease dated 9/1/03
7. Payment Agreement dated 9/28/05
8. Consent to Assignment and Assumption of Lease dated 4/1/07
9. Assignment and Assumption of Lease dated 4/1/07
10. Agreement dated 4/1/07
11. Amendment to Lease dated 4/1/07
12. Second Amendment to Lease dated 10/25/07
13. Third Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Espanola Valley Nursing Operations, LLC, dba Espanola Valley Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
91	803 Hacienda Ln., Bloomfield, NM	N.M. Bloomfield Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 4/1/07
			14. Unconditional Guaranty of Lease dated 4/1/07	Bloomfield Nursing Operations LLC, dba Bloomfield Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
92	1650 Galisteo St, Santa Fe, NM	Alamogordo Aviv, L.L.C.	1. Sublease dated January, 1991
2. Amendment to Sublease dated 1/1/91
3. Lease dated 1/1/91
4. First Amendment to Lease dated 7/1/91
5. Second Amendment to Sublease dated 7/1/91
6. Third Amendment to Sublease dated 7/1/91
7. Assignment dated 12/31/97
8. Consent to Assignment dated 9/1/03
9. Assignment and Assumption of Lease 9/1/03
10. Payment Agreement dated 9/28/05
11. Consent to Assignment and Assumption of Lease dated 4/1/07
12. Assignment and Assumption of Lease dated 4/1/07
13. Agreement dated 4/1/07
14. Amendment to Lease dated 4/1/07
15. Second Amendment to Lease dated 10/25/07
16. Third Amendment to Lease dated 5/8/09
17. Fourth Amendment to Lease dated 7/13/2009
18. Fifth Amendment to Lease dated 12/29/2009
19.Unconditional Guaranty of Lease dated 4/1/07
			20.Unconditional Guaranty of Lease dated 4/1/07	Casa Real Nursing Operations, LLC, dba Casa Real	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
93	419 Harding St, Clayton, NM	Clayton Associates, L.L.C.	1. Lease dated 1/10/90
2. Lease Assignment and Transfer of Operations dated 12/30/93
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Clayton Nursing Operations, LLC, dba Clayton Nursing & Rehab	9/30/2021	N/A

94	201 Koontz Lane, Carson City, NV	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
			6. Second Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

95	9117 Cincinnati- Columbus Rd, West Chester, OH	Ohio Aviv, L.L.C.	1. Master Lease dated 12/1/06 2. First Amendment to Master Lease dated 7/15/2009 3. Second Amendment to Master Lease dated 09/23/2009 4. Unconditional Guaranty dated 12/1/06	West Chester Healthcare Group, Inc. dba West Chester Nursing and Rehabilitation Center	11/30/2016	N/A

96	75 Hale St, Wilmington, OH	Ohio Aviv, L.L.C.	1. Master Lease dated 12/1/06 2. First Amendment to Master Lease dated 7/15/2009 3. Second Amendment to Master Lease dated 09/23/2009 4. Unconditional Guaranty dated 12/1/06	Wilmington Healthcare Group, Inc. dba Wilmington Nursing and Rehabilitation Center	11/30/2016	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
97	4900 Cooper Rd, Cincinnati, OH	Ohio Aviv, L.L.C.	1. Master Lease dated 12/1/06 2. First Amendment to Master Lease dated 7/15/2009 3. Second Amendment to Master Lease dated 09/23/2009 4. Unconditional Guaranty dated 12/1/06	Blue Ash Healthcare Group, Inc. dba Blue Ash Care Center	11/30/2016	N/A

98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.	1. Lease dated 2/23/07
2. First Amendment to Lease dated 11/7/07
3. Second Amendment to Lease dated 4/1/08
4. Third Amendment to Lease dated 5/12/08
5. Consent to Sublease Agreement dated 3/19/08
6. Commencement Date Memorandum (relates to Sublease) dated 6/17/08
7. Fourth Amendment to Lease dated 8/19/2008
8. Fifth Amendment to Lease dated 4/1/2010
			9. Unconditional Guaranty of Lease dated 2/23/07	Good Samaritan Health Group, Inc.	3/31/2017	N/A

99	2124 Park Avenue West, Mansfield, OH	Mansfield Aviv, L.L.C.	1. Lease dated 4/1/08 2. First Amendment to Lease dated 8/19/2008 3. Second Amendment to Lease dated 4/1/2010 4. Unconditional Guaranty of Lease dated 4/1/08	Ontario Commons, Inc. dba The Gables	3/31/2017	N/A

100	745 NE 122nd Ave, Portland, OR	Oregon Associates, L.L.C.	1. Lease dated 10/12/99
2. First Amendment to Lease dated 8/10/00
3. Second Amendment to Lease dated 10/31/05
4. Third Amendment to Lease dated 1/1/06
5. Fourth Amendment to Lease dated 10/31/08
6. Fifth Amendment to Lease dated 9/25/2009
			7. Unconditional Guaranty of Lease dated 10/12/99	Eagle Healthcare, Inc.	12/31/2020	N/A

101	120 Elzora St, Milton-Freewater, OR (104 Elzora Street per Assessor)	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Rehabilitation, L.L.C.	10/31/2016	N/A

102	1010 NE Third, Milton-Freewater, OR	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Retirement, L.L.C.	10/31/2016	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
103	91 Aries Lane, La Grande, OR	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

104	103 Adams Ave, La Grande, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
7. Sixth Amendment to Lease dated 7/15/09
			8. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley View, LLC	2/28/2015	N/A

105	1023 W 25th St, The Dalles, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
			7. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley Vista, LLC	2/28/2015	N/A

106	43 Church Lane, Broomall, PA	BHG Aviv, L.L.C.	1. Master Lease dated 4/07/08 2. First Amendment to Master Lease dated 7/15/2009 3. Second Amendment to Master Lease dated 9/23/2009 5. Unconditional Guaranty dated 4/7/08	Broomall Healthcare Group, Inc.	4/11/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
107	32 South Bethlehem Pike, Ambler, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
5. Unconditional Guaranty of Master Lease dated 2/9/07	Ambler Senior Services, LLC d/b/a Brighten at Ambler	2/28/2022	Lessor
Elizabeth F. Reilly (50%), James McConnell and Judy McConnell (husband and wife) (25%), and Roberta Rae Andrew Trust (25%)

Termination Date
2/25/2064

Ground Lease
1. Lease dated 2/15/1965
2. Addendum and Assignment of Lease dated 10/4/1965
3. Amendment of Lease dated 10/19/1965
4. Assignment of Lease dated 1/1/2006
5. Assignment of Lease dated “___ day of February, 2007”

108	956 Railroad Avenue, Bryn Mawr, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Chateau Senior Services, LLC d/b/a Brighten at Bryn Mawr	2/28/2022	N/A

109	1401 Golf Park Drive, Lake Ariel, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Julia Ribaudo Senior Services, LLC d/b/a Brighten at Julia Ribaudo	2/28/2022	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
110	8020 Blanco Rd, San Antonio, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Third Amendment to Lease dated 4/19/2010
5. Letter dated 4/21/2010 exercising 5-year extension option
			6. Unconditional Guaranty of Lease dated 8/1/03	Blanco Villa Nursing and Rehab., LP	5/31/2021	N/A

111	1000 FM 3220, Clifton, TX	Missouri Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Master Lease dated 8/1/03	Clifton Nursing and Rehab., LP	5/31/2021	N/A

112	101 West Avenue E, Valley Mills, TX	October Associates, L.L.C.	1. Lease dated 8/1/03 2. First Amendment to Lease dated 5/31/06 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 8/1/03	Valley Mills Nursing and Rehab., LP	5/31/2021	N/A

113	1301 South Terrell Street, Falfurrias, TX	Falfurrias Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option Unconditional Guaranty of Lease dated
			4. Unconditional Guaranty of Lease dated 5/31/06	Falfurrias Nursing and Rehabilitation, L.P.	5/31/2021	N/A

114	101 Miller Dr, Brownwood, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Brownwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

115	224 East Sixth Street, Baird, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Baird Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Baird	7/31/2017	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
116	300 E Brown St, Wylie, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Hillcrest Nursing and Rehabilitation, L.P.	5/31/2021	N/A

117	103 Sweetbriar Lane, Columbus, TX	Columbus Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06	Columbus Nursing and Rehabilitation, LP	5/31/2021	N/A

118	2021 Shoaf Dr, Irving, TX	Karan Associates Two, L.L.C.	1. Lease dated 2/15/94 2. Letter of Agreement dated 4/13/04 3. First Amendment to Lease Agreement dated 11/5/07	Ashford Hall, Inc., f/k/a Lion Health Centers (Irving), Inc.	11/30/2025	N/A

119	321 N Shiloh Rd, Garland, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/08/2010	Garland Nursing and Rehabilitation, L.P.	5/31/2021	N/A

120	619 N Britain Rd, Irving, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03 2. First Amendment to Lease dated 5/31/06 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 8/1/03	Irving Nursing and Rehabilitation, L.P.	5/31/2021	N/A

121	1241 Westridge Ave, Lancaster, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03 2. First Amendment to Lease dated 5/31/06 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 8/1/03	Westridge Nursing and Rehabilitation, L.P.	5/31/2021	N/A

122	110 W. Hwy 64, Cooper, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Birchwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
123	1404 Front Street, Cisco, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Cisco Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Cisco	7/31/2017	N/A

124	600 West Roosevelt, Gorman, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Gorman Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Gorman	7/31/2017	N/A

125	709 West Fifth Street, Bonham, TX	Bonham Texas, L.L.C.	1. Lease dated 5/31/06 2. First Amendment to Lease dated 7/15/09 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 5/31/06	Bonham Nursing and Rehabilitation, L.P.	5/31/2021	N/A

126	901 Seven Oaks Rd, Bonham, TX	Savoy/Bonham Venture, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Seven Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

127	424 US Hwy 67 West, Mount Vernon, TX	Mt. Vernon Texas, L.L.C.	1. Lease dated 5/31/06 2. First Amendment to Lease dated 7/15/09 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 5/31/06	Terry Haven Nursing and Rehabilitation, L.P.	5/31/2021	N/A

128	501 North Main Street, Collinsville, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Collinsville Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Collinsville	7/31/2017	N/A

129	601 E Hwy 69, Denison, TX	Denison Texas, L.L.C.	1. Lease dated 5/31/06 2. First Amendment to Lease dated 7/15/09 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 5/31/06	Denison Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
130	1315 East State Hwy 22, Hamilton, TX	Karan Associates, L.L.C.	1. Lease dated 7/17/07 2. First Amendment to Lease dated 8/24/07 3. Second Amendment to Lease dated 12/29/2009 4. Unconditional Guaranty of Lease dated 7/17/07	Hamilton Ridge Operations, LLC	9/30/2021	N/A

131	4225 Denmark, Houston, TX	Houston Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06	Houston Nursing and Rehabilitation, L.P.	5/31/2021	N/A

132	1725 Old Brandon Road, Hillsboro, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Hillsboro Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Hillsboro	7/31/2017	N/A

133	409 Files Street, Itasca, TX	HHM Aviv, L.L.C.	1. Master Lease dated 6/21/2007 2. First Amendment to Master Lease dated 7/31/07 3. Unconditional Guaranty of Master Lease dated 6/21/07 4. Second Amendment to Master Lease dated 11/01/2010	Itasca Long Term Care, LLC d/b/a Homestead Nursing and Rehabilitation of Itasca	7/31/2017	N/A

134	300 W Crockett, Wolfe City, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Smith Nursing and Rehabilitation, L.P.	5/31/2021	N/A

135	316 General Cavazos Boulevard, Kingsville, TX	Kingsville Texas, L.L.C.	1. Lease dated 5/31/06 2. First Amendment to Lease dated 7/15/09 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 5/31/06	Kleberg County Nursing and Rehabilitation, L.P.	5/31/2021	N/A

136	310 E Lawrence St, Dayton, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Heritage Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
137	1100 W. Broadway, Stanton, TX	October Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Stanton Nursing and Rehabilitation, L.P.	5/31/2021	N/A

138	3000 N Danville Rd, Willis, TX	Willis Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. First Amendment to Lease dated 7/15/09 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 5/31/06	Willis Nursing and Rehabilitation, L.P.	5/31/2021	N/A

139	510 N. 3rd St, Orange, TX	Orange, L.L.C.	1. Lease dated 8/1/03 2. First Amendment to Lease dated 5/31/06 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 8/1/03	Orange Villa Nursing and Rehabilitation., L.P.	5/31/2021	N/A

140	3000 Cardinal Drive, Orange, TX	Orange, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Pinehurst Nursing and Rehabilitation, L.P.	5/31/2021	N/A

141	1402 E Broad St, Mansfield, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03 2. First Amendment to Lease dated 5/31/06 3. Letter dated 4/21/2010 exercising 5-year extension option 4. Unconditional Guaranty of Lease dated 8/1/03	Mansfield Nursing and Rehabilitation, L.P.	5/31/2021	N/A

142	7804 Virgil R Anthony Blvd, Watauga, TX	Watauga Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	North Pointe Nursing and Rehabilitation., L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
143	701 Saint Louis Ave, Fort Worth, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Wellington Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

144	110 E Live Oak St, Austin, TX	Karan Associates, L.L.C.	1. Lease dated 7/17/07
2. First Amendment to Lease dated 10/30/07
3. Second Amendment to Lease dated 10/31/07
4. Third Amendment to Lease dated 12/29/2009
			5. Unconditional Guaranty of Lease dated 7/17/07	Austin Rehab Operations LLC	9/30/2021	N/A

145	703 N Titus, Gilmer, TX	Giltex Care, L.L.C.	1. Lease dated 7/16/99
2. Amendment to Lease dated 12/10/99
3. Lease Extension Option dated 11/5/03
4. Agreement to Assign Lease dated 10/31/08
5. Second Amendment to Lease dated 02/11/09
6. Third Amendment to Lease dated 12/31/2009
7. Fourth Amendment to Lease dated 3/22/2010
8. Unconditional Guaranty of Lease dated 7/16/99
			9. Unconditional Guaranty of Lease dated 10/31/08	R.A.M.M. Health Care Corporation	10/31/2019	N/A

146	1000 S Kiowa St, Wheeler, TX	Wheeler Healthcare Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
			5. Unconditional Guaranty of Lease dated 8/1/03	Wheeler Nursing and Rehabilitation, L.P.	5/31/2021	N/A

147	524 East 800 North, Ogden, UT	Ogden Associates, L.L.C.	1. Lease dated 3/1/09 2. Unconditional Guaranty of Lease dated 3/1/09	Lomond Peak Care and Rehab, Inc.	2/28/2019	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
148	1242 11th St, Clarkston, WA	Clarkston Care, L.L.C.*	1. Lease dated 12/14/93
2. First Amendment to Lease dated 7/24/98
3. Letter of Amendment dated 7/24/98
4. Second Amendment to Lease dated 4/16/99
5. Third Amendment to Lease dated 7/13/99
6. Fourth Amendment to Lease dated 8/1/01
7. Lease Renewal Letter dated 10/3/03
8. Fifth Amendment to Lease dated 10/31/05
9. Sixth Amendment to Lease dated 1/1/06
10. Seventh Amendment to Lease dated 10/31/08
11. Eighth Amendment to Lease dated 09/25/09
			12. Unconditional Guaranty of Lease dated 7/24/98	Eagle Healthcare, Inc.	12/31/2020	N/A

149	1745 Pike Ave, Richland, WA	Richland Washington, L.L.C.	1. Lease dated 5/1/04
2. Letter Exercising Both Options to Extend dated 5/12/04
3. First Amendment dated 11/1/04
4. Second Amendment dated 10/31/05
5. Third Amendment to Lease dated 10/31/08
6. Fourth Amendment to Lease Agreement dated 9/25/09
			7. Unconditional Guaranty of Lease dated 5/1/04	Eagle Healthcare, Inc.	11/30/2024	N/A

150	1745 Pike Ave, Richland, WA	Richland Washington, L.L.C.	See Site 149	See Site 149	See Site 149	N/A

151	640 NE Everett St, Camas, WA	Camas Associates, L.L.C.*	1. Lease dated 12/30/98
2. First Amendment dated 8/10/00
3. Second Amendment dated 6/1/01
4. Third Amendment dated 10/31/05
5. Fourth Amendment to Lease dated 1/1/06
6. Improvement Agreement dated 12/6/07
7. Fifth Amendment to Lease dated 10/31/08
8. Sixth Amendment to Lease dated 9/25/09
			9. Unconditional Guaranty of Lease dated 12/30/09	Eagle Healthcare, Inc.	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
152	3517 11th Street, Bremerton, WA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

153	1036 E Victoria Ave, Burlington, WA	Burton NH Property, L.L.C.	1. Lease dated 10/12/99
2. First Amendment to Lease dated 8/10/00
3. Letter of Amendment dated 8/10/00
4. Assignment of Lease dated 3/18/04
5. Second Amendment to Lease dated 12/31/05
6. Third Amendment to Lease dated 1/1/06
7. Fourth Amendment to Lease dated 9/25/09
			8. Unconditional Guaranty of Lease dated 10/12/99	Eagle Healthcare, Inc.	12/31/2020	N/A

154	911 21st St, Anacortes, WA	San Juan NH Property, L.L.C.	1. Lease dated 3/23/04 2. First Amendment to Lease dated 12/31/05 3. Second Amendment to Lease dated 3/1/07 4. Third Amendment to Lease dated 4/8/09 5. Unconditional Guaranty of Lease dated 3/23/04	JK & L, Inc. (f/k/a Hope Care, Inc.)	3/31/2029	N/A

155	155 Alder Street, Cathlamet, WA	Columbia View Associates, L.L.C.	1. Lease dated 8/8/02
2. First Amendment dated 9/25/02
3. Second Amendment dated 6/30/02
4. Second Amendment dated 10/31/05
5. Third Amendment dated 1/1/06
6. Fourth Amendment to Lease dated 9/25/09
			7. Unconditional Guaranty of Lease dated 8/1/02	Eagle Healthcare, Inc.	12/31/2020	N/A

156	1530 James St, Bellingham, WA	Bellingham II Associates, L.L.C.	1. Lease dated 3/23/04 2. First Amendment to Lease dated 12/31/05 3. Second Amendment to Lease dated 3/1/07 4. Third Amendment to Lease dated 4/8/09 5. Unconditional Guaranty of Lease dated 3/23/04	JK & L, Inc. (f/k/a Hope Care, Inc.)	3/31/2029	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
157	1150 W Fairview Rd., Colfax, WA (Fairview a/k/a Almota)	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. Assignment dated 2/11/98
3. First Amendment dated 12/17/03
4. Second Amendment to Lease dated 10/25/06
5. Third Amendment to Lease dated 11/15/07
6. Fourth Amendment to Lease dated 8/1/08
7. Fifth Amendment to Lease dated 4/30/09
8. Sixth Amendment to Lease dated 7/15/09
9. Unconditional Guaranty of Lease dated 2/11/98
10. Unconditional Guaranty of Lease dated 2/11/98
			11. Seventh Amendment to Lease dated 10/29/2010	Evergreen Washington Healthcare Whitman, LLC	2/28/2015	N/A

158	912 Hillcrest Ave, Grandview, WA	KB Northwest Associates L.L.C.	1. Lease dated 12/10/92
2. First Amendment to Lease dated 12/30/98
3. Letter dated 12/30/98
4. Second Amendment to Lease dated 8/10/00
5. Third Amendment to Lease dated 10/31/05
6. Fourth Amendment to Lease dated 1/1/06
7. Fifth Amendment to Lease dated 10/1/06
8. Sixth Amendment to Lease dated 9/25/09
			9. Unconditional Guaranty of Lease dated 1992	Eagle Healthcare, Inc.	12/31/2020	N/A

159	721 Otis Ave, Sunnyside, WA	KB Northwest Associates L.L.C.	1. Lease dated 12/10/92
2. First Amendment to Lease dated 12/30/98
3. Letter dated 12/30/98
4. Second Amendment to Lease dated 8/10/00
5. Third Amendment to Lease dated 10/31/05
6. Fourth Amendment to Lease dated 1/1/06
7. Fifth Amendment to Lease dated 10/1/06
8. Sixth Amendment to Lease dated 9/25/09
			9. Unconditional Guaranty of Lease dated 1992	Eagle Healthcare, Inc.	12/31/2020	N/A

160	825 Western Ave, Columbus, WI	Columbus Western Avenue, L.L.C.	1. Sublease dated 8/7/03
2. Letter Agreement dated 8/7/03
3. Assignment and Assumption of Sublease and Guaranty dated 12/22/04
4. First Amendment to Sublease dated 9/27/06
			5. Unconditional Guaranty of SubLease dated 8/7/03	Heyde Health Systems Columbus, LLC	7/31/2011	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
161	110 Belmont Rd, Madison, WI	Colonial Madison Associates, L.L.C.	1. Lease dated 7/1/04
2. First Amendment to Lease dated 10/1/04
3. Second Amendment to Lease dated 5/1/04
4. Third Amendment to Lease dated 3/7/06
5. Fourth Amendment to Lease dated 10/1/07
6. Fifth Amendment to Lease dated 1/17/08
7. Sixth Amendment to Lease dated 8/24/2009
8. Unconditional Guaranty of Lease dated 7/1/04
			9. Unconditional Guaranty of Lease dated 7/1/04	LSS of Madison, LLC	6/30/2014	N/A

162	1110 Second St, Pepin, WI	Chippewa Valley, L.L.C.	1. Lease dated 10/30/01
2. First Amendment to Lease dated 1/31/02
3. Second Amendment to Lease dated 2/27/02
4. Third Amendment to Lease dated 3/21/02
5. Fourth Amendment to Lease dated 4/26/02
6. Assignment and Assumption of Lease dated 6/1/02
7. Fifth Amendment to Lease dated 1/1/03
8. Sixth Amendment to Lease dated 4/14/06
			9. Unconditional Guaranty of Lease dated 10/30/01	Heyde Health Systems-Pepin, LLC	12/31/2012	N/A

163	1805 27th Street, Zion, IL	Xion, L.L.C.	1. Lease dated 1/12/2009 2. Side Letter dated 1/12/2009 3. First Amendment to Lease dated 7/23/2009 4. Unconditional Guaranty of Lease dated 1/12/09	Helia Healthcare of Zion, LLC	1/31/2019	N/A

164	N/A	N/A	N/A	N/A	N/A	N/A

165	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
166	170 Oak Grove Ave., Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

167	205 Elm St, Quincy, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
168	55 Lowell St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

169	835 Main St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
170	2406 Atherholt Road, Lynchburg, VA	Yuba Aviv, L.L.C.	1. Lease dated 4/29/2010
2. Unconditional Guaranty of Lease dated 4/29/2010
3. First Amendment to Lease dated 8/16/2010
4. Assignment and Assumption Agreement (Purchase and Lease Documents) dated 9/15/2010
			5. Lease and Loan Document Modification Agreement dated 9/21/2010	HP/Carrington, Inc.	09/30/2020	N/A

171	Sycamore Street, P.O. Box 108, Greenville, MO	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Master Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Greenville, LLC	09/30/2020	N/A

172	290 W. State Highway 162, Portageville, MO	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Master Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Portageville, LLC	09/30/2020	N/A

173	300 E. Hornbeck, Senath, MO	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Master Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Senath, LLC	09/30/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
174	300 E. Hornbeck, Senath, MO	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Master Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Senath South, LLC	09/30/2020	N/A

175	245 Indian River Road, Orange, CT 06477	Orange ALF Property, L.L.C.	1. Lease dated 12/21/2010 2. Unconditional Guaranty of Lease dated 12/21/2010	Maplewood at Orange, LLC	12/31/2020	N/A

176	506 South 7th Street, Carrizo Springs, TX 78834	October Associates, L.L.C.	1. Lease dated 11/30/2010 2. Unconditional Guaranty of Lease dated 11/30/2010	Carrizo Springs Nursing and Rehabilitation, L.P.	5/31/2021	N/A

177	1560 K 96 Highway, Great Bend, KS 67530	Great Bend Property, L.L.C.	1. Lease dated 12/17/2010 2. Unconditional Guaranty of Lease dated 12/17/2010	HP/Great Bend, Inc.	12/31/2020	N/A

178	605 East Melvin Street, Arma, KS 66712	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Arma Care Center, LLC	12/31/2020	N/A

179	801 South Fry Street, Yates Center, KS 66783	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Yates Center Nursing and Rehabilitation, LLC	12/31/2020	N/A